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                                                                    EXHIBIT 10.5
                                                                    ------------

              FOURTH AMENDMENT TO SENIOR REVOLVING LOAN AGREEMENT


     THIS AMENDMENT, made and entered into this first day of March, 1996, by and between CONSOLIDATION COAL COMPANY, a Delaware corporation ("Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Bank").

                                  WITNESSETH:

     WHEREAS, Borrower and Bank are parties to a Senior Revolving Loan Agreement dated as of December 23, 1993 (the "Loan Agreement"); and

     WHEREAS, Borrower and Bank desire to hereby amend the Loan Agreement in certain respects, effective April 1, 1996; and

     WHEREAS, Borrower desires to obtain a Commitment from Bank under the Loan Agreement pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $28,500,000, will be made to Borrower from time to time prior to the Commitment Termination Date.

     NOW, THEREFORE, in consideration of the foregoing premises, and intending to be legally bound hereby, Borrower and Bank hereby agree as follows:

1. The Loan Agreement is hereby amended in the following respects, effective April 1, 1996:

     A.   SECTION 2.2 is amended in its entirety to read as follows:

          SECTION 2.2 Total Commitment Amount.  The aggregate amount (the "Total
                      -----------------------                              -----
     Commitment Amount") of the Bank's Commitment on any date on or prior to the
     -----------------
     Commitment Termination Date shall be $28,500,000 less all voluntary reductions to such amount made by the Borrower; provided, however, that all
                                                     --------  -------
     such reductions shall require at least three Business Days' prior notice to the Bank and be permanent, and all partial reductions of such amount in the case of any voluntary reduction, shall be in minimum amounts of $500,000 and in integral multiples of $100,000 in excess thereof.

2. All other terms and conditions of the Loan Agreement shall remain in full force and effect.

3. This Fourth Amendment may be executed by the parties hereto in several counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, Borrower and Bank have caused this Fourth Amendment to the
Senior Revolving Loan Agreement to be executed by their respective, duly authorized officers or representatives as of the day and year first above written.


                                    CONSOLIDATION COAL COMPANY


                                    By /s/ Karen L. Musial
                                       -----------------------------------
                                       Karen L. Musial, Vice President and
                                       Treasurer of CONSOL Inc.,
                                       Attorney-in-Fact


                                    MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK



                                    By /s/ Robert Bottamedi
                                       -----------------------------------
                                    Name Robert Bottamedi
                                         ---------------------------------
                                    Title Vice President
                                          --------------------------------
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                           SCHEDULE TO EXHIBIT 10.5


     In addition, to Exhibit 10.5, Consolidation Coal Company entered into Fourth Amendments to the Senior Revolving Loan Agreements of the same date with each of the following banks, all of which are substantially identical to Exhibit
10.5 in all material respects:

     PNC Bank

     The Bank of Nova Scotia

     Citibank N.A.

     Mellon Bank, N.A.